UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2020

SOLITARIO ZINC CORP.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	XPL	NYSE American

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07
Submission of Matters to a Vote of Security Holders.

On June 17, 2020, Solitario Zinc Corp. (“Solitario”) held its Annual Meeting of Shareholders at which holders of 39,364,700 shares of common stock or 67.72% of the total outstanding shares eligible to vote as of the record date were present in person or by proxy. The three matters identified below were submitted to a vote of the shareholders. Each proposal is more fully described in Solitario’s definitive proxy statement filed with the Securities and Exchange Commission dated April 28, 2020

1.
Election of Directors. Six directors were elected to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified, with each director receiving the votes below:

Number of Shares
Name	For	Against	Withheld	Broker Non-Votes
Brian Labadie	21,975,502	1,388,722	667,592	15,332,884
John Labate	21,965,841	1,354,690	701,285	15,332,884
James Hesketh	22,411,532	1,487,813	132.471	15,332,884
Christopher E. Herald	23,832,649	123,287	75,880	15,332,884
Gil Atzmon	22,474,688	254,585	1,302,543	15,332,884
Joshua D. Crumb	21,255,518	1,470,689	1,305,609	15,332,884

2.
Advisory Vote on Executive Compensation. The shareholders approved the compensation of Solitario’s named executive officers with 22,392,914 shares voting for (93.18% of shares voting), 1,638,902 shares voting against, and 15,332,884 broker non-votes. “RESOLVED THAT: Solitario shareholders approve the compensation of Solitario’s named executive officers, as disclosed in the Company’s proxy statement, dated April 28, 2020, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in the proxy statement for the 2020 annual meeting.”

Appointment of Auditors. The appointment of Plante Moran PLLC as Solitario’s auditors for fiscal year 2020 was ratified with 37,546,581 shares voting for (95.38% of shares voting), 610,498 shares voting against, 1,207,621 shares voting to abstain, and no broker non-votes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

June 17, 2020

Solitario Zinc Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer